UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2009
BioMed Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of		Identification No.)
Incorporation)
17190 Bernardo Center Drive
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On October 28, 2009, BioMed Realty Trust, Inc. issued a press release regarding its financial results for the third quarter ended September 30, 2009, which referred to certain supplemental information that is available on BioMed’s website at www.biomedrealty.com. Copies of the press release and supplemental information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.
          The information contained in this Current Report, including the exhibits referenced herein, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of BioMed, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) The following exhibits are furnished herewith:

Exhibit
Number	Description of Exhibit
99.1	Press release issued by BioMed Realty Trust, Inc. on October 28, 2009.

99.2	BioMed Realty Trust, Inc. Supplemental Operating and Financial Data for the quarter ended September 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2009	BIOMED REALTY TRUST, INC.

	By:	/s/ KENT GRIFFIN
	Name:	Kent Griffin
	Title:	President, Chief Operating Officer and Chief Financial Officer